                                                                     EXHIBIT 5.1



                    NORTEL NETWORKS LIMITED
                    8200 Dixie Road, Suite 100
                    Dept. 0020, GMS 036/NO/172
                    Brampton, Ontario
                    Canada  L6T 5P6
                    Tel     905-863-1300
                    Fax     905-863-8544
                    E-mail  nderoma@nortelnetworks.com

NICHOLAS J. DEROMA
CHIEF LEGAL OFFICER
                    December 15, 2000


                    Nortel Networks Limited
                    8200 Dixie Road, Suite 100
                    Brampton, Ontario
                    L6T 5P6
                    Canada

                    Dear Sirs:

                    RE: NORTEL NETWORKS LIMITED AND NORTEL NETWORKS CAPITAL CORPORATION REGISTRATION STATEMENT ON FORM S-3

                    I am Chief Legal Officer of Nortel Networks Limited (the "Corporation"), a corporation organized under the laws of Canada. This opinion is rendered in connection with the preparation and filing by the Corporation and Nortel Networks Capital Corporation ("NNCC") under the Securities Act of 1933, as amended, of a Registration Statement on Form S-3 as filed with the Securities and Exchange Commission on December 15, 2000 (the "Registration Statement") related to the public offering of certain debentures, notes, bonds or other evidences of indebtedness of the Corporation ("Debt Securities") or of NNCC ("Guaranteed Debt Securities") under an Indenture (defined below) and warrant certificates ("Warrants") of the Corporation or NNCC evidencing the right to purchase the Debt Securities or the Guaranteed Debt Securities, respectively, from time to time on terms determined at the time of sale up to an aggregate initial offering prices of US$2,500,000,000 and guarantees ("Guarantees") of the Corporation of the payment of the Guaranteed Debt Securities.

                    In rendering this opinion, I have examined:

                    (a)  the Registration Statement;

                    (b) the Indenture among the Corporation, NNCC and Citibank, N.A. (the "Trustee") dated as of December 15, 2000 (the "Indenture"); and

                    (c) the forms of Warrant Agreements (the "Warrant Agreements") between the Corporation and one or more banks or trust companies as warrant agent or agents,

                    and have made such inquiries and examined originals (or copies, certified or otherwise identified to my satisfaction) of such documents, corporate records, certificates of public officials and other instruments and made such investigations of law as I have deemed necessary or appropriate for purposes of this opinion letter. In such examinations, I have assumed the genuineness of all signatures, the legal capacity at all relevant times of any natural persons signing any documents, the authenticity of all documents submitted to me as originals, the conformity to authentic originals of all documents submitted to me as certified or true copies or as reproductions (including documents received by facsimile) and the truthfulness of all certificates of public officials and corporate officers. In addition, I have assumed and have not verified (i) the accuracy as to factual matters of each document I have reviewed (including, without limitation, the accuracy of any representations and warranties) and (ii) that the Debt Securities, the Guarantees and the Warrants will conform to the form thereof that I have reviewed and will be duly authenticated in accordance with the terms of the Indenture or the Warrant Agreement, as the case may be.

                    In expressing the opinion set out in paragraph 1 below with respect to the valid existence of the Corporation, I have obtained and relied upon a Certificate of Compliance issued by the Deputy Director, Industry Canada, and have assumed, with your concurrence, that such certificate evidences that the Corporation validly exists as of the date hereof.

                    In expressing the opinions stated in paragraphs 1, 2, 3, 4, 5 and 6, I have relied upon the opinions of (i) Roger A. Schecter, Secretary of NNCC, dated the date hereof, in respect of opinions relating to the federal laws of the United States of America and the law of the State of New York (the "U.S. Opinion"), a copy of which is attached as Schedule A, and (ii) Blair F. Morrison, Assistant Secretary of the Corporation, dated the date hereof, in respect of opinions relating to the laws of the Province of Ontario and the federal laws of Canada applicable in Ontario at the date hereof (the "Ontario Opinion"), a copy of which is attached as Schedule B.

                    The opinions expressed herein are limited in scope to the matters addressed in the U.S. Opinion and the Ontario Opinion, and to the extent such opinions are stated to be based on any assumption or to be given in reliance on any certificate or other document or to be subject to any limitation, qualification or exception, the opinions expressed herein in reliance on such opinions are based upon the same assumption, are given in reliance on the same certificate or document, and are subject to the same limitation, qualification or exception.

                    The opinions expressed herein are subject to the following qualifications:

                    (a) enforceability of the Indenture, Debt Securities, Guarantees, Warrant Agreements and Warrants, as applicable, may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws affecting the enforcement of creditors' rights generally;

                    (b) equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court of competent jurisdiction;

                    (c) the enforceability of the obligations of the Corporation under the Indenture, Debt Securities, Guarantees, Warrant Agreements and Warrants is also subject to judicial application of foreign laws or foreign governmental actions affecting creditors' rights; and

                    (d) no opinion is expressed with respect to the enforceability of any provisions relating to indemnity or contribution.

                    On the basis of the foregoing, I am of the opinion that:

                    1. the Corporation has been duly incorporated and is a validly existing corporation under the laws of Canada;

                    2. the execution and delivery of the Indenture by the Corporation have been duly authorized, the Indenture has been duly executed and delivered by the Corporation, and duly qualified under the Trust Indenture Act of 1939, as amended, and, assuming the requisite corporate capacity and powers of and the due authorization, execution and delivery thereof by the other parties thereto, the Indenture is a valid, binding and enforceable agreement of the Corporation;

                    3. the execution and delivery of the Warrant Agreements by the Corporation have been duly authorized and, assuming due execution and delivery thereof by the Corporation and the requisite corporate capacity and powers of, and the due authorization, execution and delivery by, the warrant agent or agents named in the Warrant Agreements, such Warrant Agreements will constitute valid, binding and enforceable agreements of the Corporation;

                    4. the execution and delivery of Debt Securities by the Corporation to be issued under the Indenture have been duly authorized and, upon execution and delivery, the Debt Securities will be duly issued and will constitute valid, binding and enforceable obligations of the Corporation, entitled to the benefits of the Indenture;

                    5. the execution and delivery of the Guarantees by the Corporation to be issued under the Indenture have been duly authorized and, upon execution and delivery, the Guarantees will be duly issued and constitute valid, binding and enforceable obligations of the Corporation, entitled to the benefits of the Indenture; and

                    6. the execution and delivery of the Warrants by the Corporation have been duly authorized and, upon execution and delivery, the Warrants to be issued under the Warrant Agreements will be duly issued and will constitute valid, binding and enforceable obligations of the Corporation.

                    I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of my name under the captions "Enforceability of Certain Civil Liabilities" and "Validity of the Securities" in the Registration Statement and in the Prospectus which forms a part of the Registration Statement relating to the offer of the Debt Securities, the Guaranteed Debt Securities, the Guarantees and the Warrants of up to an aggregate initial offering price of US$2,500,000,000 (which includes US$500,000,000 of debt securities and warrants to purchase debt securities of the Corporation and US$200,000,000 of debt securities and warrants to purchase debt securities of the Corporation or NNCC currently registered for sale under existing Registration Statements on Form S-3) and any supplement or supplements to such Prospectus. By the giving of such consent, I do not admit that I am an expert with respect to any part of the Registration Statement, including this opinion as an exhibit, or otherwise, within the meaning of the term "Expert" as used in the Securities Act of 1933, as amended, or the Rules and Regulations of the Securities and Exchange Commission issued thereunder.

                    This opinion letter is furnished in connection with the aforementioned Registration Statement.

                    Yours truly,

                    /s/ Nicholas J. DeRoma
                    Nicholas J. DeRoma
                    Chief Legal Officer

                                   SCHEDULE A
                                       TO
                          OPINION OF NICHOLAS J. DEROMA



                       NORTEL NETWORKS CAPITAL CORPORATION
                              NORTEL NETWORKS PLAZA
                                 200 ATHENS WAY
                         NASHVILLE, TENNESSEE 37228-1397



December 15, 2000

Nicholas J. DeRoma
Nortel Networks Limited
8200 Dixie Road, Suite 100
Brampton, Ontario
L6T 5P6

Dear Sir:

RE: NORTEL NETWORKS LIMITED AND NORTEL NETWORKS CAPITAL CORPORATION REGISTRATION STATEMENT ON FORM S-3

I am Secretary of Nortel Networks Capital Corporation (the "Corporation"), a corporation organized under the laws of the State of Delaware, United States of America.

I understand that you will be relying on this opinion in connection with the delivery of your opinion relating to the preparation and filing by the Corporation and Nortel Networks Limited ("Nortel") under the Securities Act of 1933, as amended, of a Registration Statement on Form S-3 as filed with the Securities and Exchange Commission on December 15, 2000 (the "Registration Statement") related to the public offering of certain debentures, notes, bonds or other evidences of indebtedness of the Corporation ("Debt Securities") or of Nortel ("Nortel Debt Securities") under an Indenture (defined below) and warrant certificates ("Warrants") of the Corporation or Nortel evidencing the right to purchase the Debt Securities and Nortel Debt Securities, respectively, from time to time on terms determined at the time of sale up to an aggregate initial offering price of US$2,500,000,000, and guarantees ("Guarantees") of Nortel of the payment of the Debt Securities.

In rendering this opinion, I have examined:

(a)  the Registration Statement;

(b) the Indenture among the Corporation, Nortel, Citibank, N.A. (the "Trustee") dated as of December 15, 2000 (the "Indenture"); and

(c) the forms of Warrant Agreements (the "Warrant Agreements") between the Corporation and one or more banks or trust companies as warrant agent or agents.

and have made such inquiries and examined originals (or copies, certified or otherwise identified to my satisfaction) of such documents, corporate records, certificates of public officials and other instruments and made such investigations of law as I have deemed necessary or appropriate for purposes of this opinion letter. In such examinations, I have assumed the genuineness of all signatures, the legal capacity at all relevant times of any natural persons signing any documents, the authenticity of all documents submitted to me as originals, the conformity to authentic originals of all documents submitted to me as certified or true copies or as reproductions (including documents received by facsimile) and the truthfulness of all certificates of public officials and corporate officers. In addition, I have assumed and have not verified (i) the accuracy as to factual matters of each document I have reviewed (including, without limitation, the accuracy of any representations and warranties), (ii) that the Nortel Debt Securities, the Warrants and the Guarantees conform to the form thereof that I have reviewed and will be duly authenticated in accordance with the terms of the Indenture or the Warrant Agreements, as the case may be and (iii) the requisite corporate capacity and powers of, and the due authorization, delivery and execution by, each of the parties thereto with respect to the Indenture, the Nortel Debt Securities, the Guarantees, the Warrant Agreements and the Warrants.

The opinions expressed herein are subject to the following qualifications:

(a) enforceability of the Indenture, the Nortel Debt Securities, the Guarantees, the Warrant Agreements and the Warrants, as applicable, may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws affecting the enforcement of creditors' rights generally;

(b) equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court of competent jurisdiction;

(c) the enforceability of the obligations of the Corporation under the Indenture, the Nortel Debt Securities, the Guarantees, the Warrant Agreements and the Warrants, as applicable, is also subject to judicial application of foreign laws or foreign governmental actions affecting creditors' rights; and

(d) no opinion is expressed with respect to the enforceability of any provisions relating to indemnity or contribution.

On the basis of the foregoing, I am of the opinion that:

1. the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and the Indenture is a valid, binding and enforceable agreement of Nortel;

2. the Warrant Agreements will constitute valid, binding and enforceable agreements of Nortel;

3. the Nortel Debt Securities to be issued under the Indenture will constitute valid, binding and enforceable obligations of Nortel, entitled to the benefits of the Indenture;

4. the Guarantees to be issued under the Indenture will constitute valid, binding and enforceable obligations of Nortel, entitled to the benefits of the Indenture; and

5. the Warrants to be issued under the Warrant Agreements will be duly issued and will constitute valid, binding and enforceable obligations of Nortel.

I am an attorney duly qualified to practice in the State of New York. The foregoing opinions are limited to the federal laws of the United States of America and the law of the State of New York at the date hereof.

This opinion letter is furnished solely for the benefit of Nicholas J. DeRoma in connection with the opinion to be delivered by him on behalf of Nortel and to be attached thereto relating to the aforementioned Registration Statement.

Yours truly,

/s/ Roger A. Schecter
Roger A. Schecter
Secretary

                                   SCHEDULE B
                                       TO
                          OPINION OF NICHOLAS J. DEROMA



                    NORTEL NETWORKS LIMITED
                    8200 Dixie Road, Suite 100
                    Dept. 0020, GMS 036/NO/172
                    Brampton, Ontario
                    Canada  L6T 5P6
                    Tel     905-863-1190
                    Fax     905-863-8423
                    E-mail  blairm@nortelnetworks.com

BLAIR F. MORRISON
ASSISTANT SECRETARY
                    December 15, 2000


                    Mr. Nicholas J. DeRoma
                    Chief Legal Officer
                    Nortel Networks Limited
                    8200 Dixie Road, Suite 100
                    Brampton, Ontario
                    L6T 5P6
                    Canada

                    Dear Sir:

                    RE: NORTEL NETWORKS LIMITED AND NORTEL NETWORKS CAPITAL CORPORATION REGISTRATION STATEMENT ON FORM S-3

                    I am Assistant Secretary of Nortel Networks Limited (the "Corporation"), a corporation organized under the laws of Canada.

                    I understand that you will be relying on this opinion in connection with the delivery of your opinion relating to the preparation and filing by the Corporation and Nortel Networks Capital Corporation ("NNCC") under the Securities Act of 1933, as amended, of a Registration Statement on Form S-3 as filed with the Securities and Exchange Commission on December 15, 2000 (the "Registration Statement") related to the public offering of certain debentures, notes, bonds or other evidences of indebtedness of the Corporation ("Debt Securities") or of NNCC ("Guaranteed Debt Securities") under an Indenture (defined below) and warrant certificates ("Warrants") of the Corporation or NNCC evidencing the right to purchase the Debt Securities or the Guaranteed Debt Securities, respectively, from time to time on terms determined at the time of sale up to an aggregate initial offering prices of US$2,500,000,000 and guarantees ("Guarantees") of the Corporation of the payment of the Guaranteed Debt Securities.

                    In rendering this opinion, I have examined:

                    (a)  the Registration Statement;

                    (b) the Indenture among the Corporation, NNCC and Citibank, N.A. (the "Trustee") dated as of December 15, 2000 (the "Indenture"); and

                    (c) the forms of Warrant Agreements (the "Warrant Agreements") between the Corporation and one or more banks or trust companies as warrant agent or agents,

                    and have made such inquiries and examined originals (or copies, certified or otherwise identified to my satisfaction) of such documents, corporate records, certificates of public officials and other instruments and made such investigations of law as I have deemed necessary or appropriate for purposes of this opinion letter. In such examinations, I have assumed the genuineness of all signatures, the legal capacity at all relevant times of any natural persons signing any documents, the authenticity of all documents submitted to me as originals, the conformity to authentic originals of all documents submitted to me as certified or true copies or as reproductions (including documents received by facsimile) and the truthfulness of all certificates of public officials and corporate officers. In addition, I have assumed and have not verified (i) the accuracy as to factual matters of each document I have reviewed (including, without limitation, the accuracy of any representations and warranties) and (ii) that the Debt Securities, the Guarantees and the Warrants will conform to the form thereof that I have reviewed and will be duly authenticated in accordance with the terms of the Indenture or the Warrant Agreement, as the case may be.

                    In expressing the opinion set out in paragraph 1 below with respect to the valid existence of the Corporation, I have obtained and relied upon a Certificate of Compliance issued by the Deputy Director, Industry Canada, and have assumed, with your concurrence, that such certificate evidences that the Corporation validly exists as of the date hereof.

                    I have made no investigation of the laws of any jurisdiction other than, and the opinions hereinafter expressed are confined to, the laws of the Province of Ontario and the federal laws of Canada applicable in Ontario at the date hereof.

                    On the basis of the foregoing, I am of the opinion that:

                    1. the Corporation has been duly incorporated and is a validly existing corporation under the laws of Canada;

                    2. the execution and delivery by the Corporation of the Indenture have been duly authorized and the Indenture has been duly executed and delivered by the Corporation;

                    3. the execution and delivery by the Corporation of the Warrant Agreements have been duly authorized;

                    4. the execution and delivery by the Corporation of Debt Securities to be issued under the Indenture have been duly authorized;

                    5. the execution and delivery by the Corporation of the Guarantees to be issued under the Indenture have been duly authorized; and

                    6. the execution and delivery by the Corporation of the Warrants to be issued under the Warrant Agreements have been duly authorized.

                    This opinion letter is furnished solely for the benefit of Nicholas J. DeRoma in connection with the opinion to be delivered by him on behalf of the Corporation and to be attached thereto relating to the aforementioned Registration Statement.

                    Yours truly,

                    /s/ Blair F. Morrison
                    Blair F. Morrison
                    Assistant Secretary